UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2018

CorePoint Lodging Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38168	82-1497742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(972) 893-3199

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01	Regulation FD Disclosure

On November 7, 2018, CorePoint Lodging Inc. (the “Company”) made available an investor presentation titled “CorePoint Lodging Investor Presentation – November 2018” through the Investor Relations section of its website (www.corepoint.com/investors). The Company may use the investor presentation from time to time in presentations to investors and other stakeholders.

The information in this Current Report on Form 8-K (this “Form 8-K”) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Form 8-K will not be deemed an admission as to the materiality of any information included in or referenced by this Form 8-K that is required to be disclosed by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COREPOINT LODGING INC.
(Registrant)

By:	/s/ Mark M. Chloupek
Name: Mark M. Chloupek
Title: Executive Vice President, Secretary, and General Counsel

Date: November 7, 2018